SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2012

NOBILITY HOMES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-06506	59-1166102
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3741 S W 7th Street Ocala, Florida	34478
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (352) 732-5157

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On November 28, 2012, Nobility Homes, Inc. issued a release regarding sales and earnings results for its third quarter ended August 6, 2011. The text of the press release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1	Earnings release issued November 28, 2012 by Nobility Homes, Inc. for the period ended August 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILITY HOMES, INC.

November 29, 2012	By:	/s/ Lynn J. Cramer, Jr.
Lynn J. Cramer, Jr., Treasurer and Principal Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Earnings release issued November 28, 2012 by Nobility Homes, Inc. for the period ended August 6, 2011.